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   As filed with the Securities and Exchange Commission on February 12, 1999


                Securities Act of 1933 Registration No. 33-10327
                Investment Company Act of 1940 File No. 811-4911
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                         Pre-Effective Amendment No. ____                   [ ]
                          Post-Effective Amendment No. 23                   [X]
                                     and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                                 Amendment No. 24                           [X]

                              --------------------

                      STATE STREET RESEARCH FINANCIAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                           Copy of Communications To:
                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

      It is proposed that this filing will become effective under Rule 485:


[ ] Immediately upon filing pursuant to paragraph (b)
[X] On February 15, 1999 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On March 1, 1999 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On _____________ pursuant to paragraph (a)(2)


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================================

     The Prospectus and Statement of Additional Information of State Street Research Strategic Portfolios: Moderate, State Street Research Strategic
Portfolios: Conservative and State Street Research Strategic Portfolios:
Aggressive series of the Registrant are included herein.

     In addition, the Registrant hereby incorporates by reference Items 25 through 31 of Part C of Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A.

     The Prospectus and Statement of Additional Information of State Street Research Government Income Fund series of the Registrant are included in Post-Effective Amendment No. 22.


     The Prospectus and Statement of Additional Information of the State Street Research IntelliQuant Portfolios: Small-Cap Value series of State Street Research Financial Trust (the "Registrant") are included in Post-Effective Amendment No. 20.

STATE STREET RESEARCH

STRATEGIC PORTFOLIOS: CONSERVATIVE
STRATEGIC PORTFOLIOS: MODERATE
STRATEGIC PORTFOLIOS: AGGRESSIVE


Prospectus
February 15, 1999


STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE ("Strategic
Portfolios: Conservative" or the "Fund") seeks to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed diversified mix of debt and equity securities.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE ("Strategic Portfolios:
Moderate" or the "Fund") seeks to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed, diversified mix of equity and debt securities.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE ("Strategic Portfolios:
Aggressive" or the "Fund") seeks to provide high total return from, primarily, growth of capital and, secondarily, current income, consistent with reasonable investment risk, by allocating assets across an actively managed diversified mix of equity and debt securities.

     At the present time, only Class S shares are being offered and are available for investment through certain retirement accounts and special programs.

     In seeking to achieve their respective investment objectives, Strategic
Portfolios: Conservative aims at investing 70% of its net assets in debt securities and 30% of its net assets in equity securities; Strategic
Portfolios: Moderate aims at investing 55% of its net assets in equity securities and 45% of its net assets in debt securities; and Strategic
Portfolios: Aggressive aims at investing 80% of its net assets in equity securities and 20% of its net assets in debt securities.


     State Street Research & Management Company (the "Investment Manager") serves as investment adviser for the Funds. As of December 31, 1998, the Investment Manager had assets of approximately $54 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Funds.


     Shareholders may have their shares redeemed directly by the Funds at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Funds will achieve their investment objectives. The net asset value of a share of a Fund will fluctuate as market conditions change.


     This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated February 15, 1999 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Funds at the address indicated on the back cover or by calling 1-800-562-0032.


     Each Fund is a diversified series of State Street Research Financial Trust (the "Trust"), an open-end management investment company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                                    Page
--------------------------------------------------------------------------------
Table of Expenses....................................................  2

Financial Highlights.................................................  6
The Funds' Investments and Asset Allocation..........................  9

Other Risks and Investment Practices.................................  13

Limiting Investment Risk.............................................  15
Purchase of Shares...................................................  16
Redemption of Shares.................................................  25

Shareholder Services.................................................  27
The Funds and Their Shares...........................................  31
Management of the Funds..............................................  32
Dividends and Distributions; Taxes...................................  33
Calculation of Performance Data......................................  34
Appendix--Description of Debt/Bond Ratings...........................  35

--------------------------------------------------------------------------------

     The Funds are authorized to issue four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class C shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees.


Table of Expenses
--------------------------------------------------------------------------------

                                                                 Class A         Class B        Class C      Class S
                                                             --------------   ------------   ------------   --------
Shareholder Transaction Expenses (1)
  Maximum Sales Charge Imposed on
   Purchases (as a percentage of offering price) .........          4.5%          None           None         None
  Maximum Deferred Sales Charge (as a
   percentage of net asset value at time of
   purchase or redemption, whichever is lower) ...........          None(2)         5%             1%         None
  Maximum Sales Charge Imposed on
   Reinvested Dividends (as a percentage of
   offering price) .......................................          None          None           None         None
  Redemption Fees (as a percentage of
   amount redeemed, if applicable) .......................          None          None           None         None
  Exchange Fee ...........................................          None          None           None         None

------------

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class C shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of

    Shares." The contingent deferred sales charge may also be imposed on shares involuntarily redeemed for accounts which have not maintained requisite minimum balances. See "Redemption of Shares--Additional Information."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."



Strategic Portfolios: Conservative                 Class A        Class B        Class C        Class S
---------------------------------------------   ------------   ------------   ------------   ------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees ...........................        0.60%          0.60%          0.60%          0.60%
  12b-1 Fees ................................        0.25%          1.00%          1.00%           None
  Other Expenses ............................        0.71%          0.71%          0.71%          0.71%
    Less Voluntary Reduction ................       (0.41%)        (0.41%)        (0.41%)        (0.41%)
                                                    -----          -----          -----         ------
      Total Fund Operating Expenses
        (after voluntary reduction) .........        1.15%          1.90%          1.90%          0.90%
                                                    =====          =====          =====         ======



Strategic Portfolios: Moderate                     Class A        Class B        Class C        Class S
---------------------------------------------   ------------   ------------   ------------   ------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees ...........................        0.65%          0.65%          0.65%          0.65%
  12b-1 Fees ................................        0.25%          1.00%          1.00%           None
  Other Expenses ............................        1.01%          1.01%          1.01%          1.01%
    Less Voluntary Reduction ................       (0.66%)        (0.66%)        (0.66%)        (0.66%)
                                                    -----          -----          -----         ------
      Total Fund Operating Expenses
        (after voluntary reduction) .........        1.25%          2.00%          2.00%          1.00%
                                                    =====          =====          =====         ======


Strategic Portfolios: Aggressive                   Class A        Class B        Class C        Class S
---------------------------------------------   ------------   ------------   ------------   ------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees ...........................        0.75%          0.75%          0.75%          0.75%
  12b-1 Fees ................................        0.25%          1.00%          1.00%           None
  Other Expenses ............................        0.55%          0.55%          0.55%          0.55%
    Less Voluntary Reduction ................       (0.20%)        (0.20%)        (0.20%)        (0.20%)
                                                    -----          -----          -----         ------
      Total Fund Operating Expenses
        (after voluntary reduction) .........        1.35%          2.10%          2.10%          1.10%
                                                    =====          =====          =====         ======

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

Strategic Portfolios: Conservative
                               1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
Class A shares .............   $56        $80         $105        $178
Class B shares (1) .........   $69        $90         $123        $203
Class C shares .............   $29        $60         $103        $222
Class S shares .............   $ 9        $29         $ 50        $111

Strategic Portfolios: Moderate
                               1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
Class A shares .............   $57        $83         $111        $189
Class B shares (1) .........   $70        $93         $128        $213
Class C shares .............   $30        $63         $108        $233
Class S shares .............   $10        $32         $ 55        $122

Strategic Portfolios: Aggressive
                               1 Year     3 Years     5 Years     10 Years
                               --------   ---------   ---------   ---------
Class A shares .............   $58        $86         $116        $200
Class B shares (1) .........   $71        $96         $133        $224
Class C shares .............   $31        $66         $113        $243
Class S shares .............   $11        $35         $ 61        $134

You would pay the following expenses on the same investment, assuming no redemption:

Strategic Portfolios: Conservative
                        1 Year     3 Years     5 Years     10 Years
                        --------   ---------   ---------   ---------
Class B (1) .........   $19        $60         $103        $203
Class C .............   $19        $60         $103        $222

Strategic Portfolios: Moderate
                        1 Year     3 Years     5 Years     10 Years
                        --------   ---------   ---------   ---------
Class B (1) .........   $20        $63         $108        $213
Class C .............   $20        $63         $108        $233

Strategic Portfolios: Aggressive
                        1 Year     3 Years     5 Years     10 Years
                        --------   ---------   ---------   ---------
Class B (1) .........   $21        $66         $113        $224
Class C .............   $21        $66         $113        $243

-------------------------
(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended October 31, 1998; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Funds"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

     The Funds have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to a Fund. However, no Fund has received any firm commitment that such assistance will in fact be provided.


     For the period ended October 31, 1998, Total Fund Operating Expenses as a percentage of average net assets of Class S shares would have been 1.31% of the Strategic Portfolios: Conservative; and 1.30% of the Strategic Portfolios:
Aggressive; and would
have been 1.66% for Class S shares of the Strategic Portfolios: Moderate, in the absence of the voluntary reduction of expenses by the Distributor and its affiliates. Such reduction of fees or expenses, as a percentage of average net assets, amounted to 0.41% of the Class S shares of the Strategic Portfolios:
Conservative; and 0.20% of the Class S shares of the Strategic Portfolios:
Aggressive; and 0.66% of the Class S shares of the Strategic Portfolios:
Moderate.

Financial Highlights


The data set forth below has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report thereon and the Funds' financial statements are included in the Funds' annual reports, which are available upon request. Financial information is not presented for Class B and Class C shares of Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive and for Class A, Class B and Class C shares of Strategic Portfolios: Moderate because no shares of those classes were outstanding during the periods presented. Financial information is not presented for Class A shares of Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive for any period after March 27, 1997 because no Class A shares were outstanding during any such period.



Strategic Portfolios: Conservative



                                                                       Class A
                                            ----------------------------------------------------------
                                                                           Year ended October 31
                                               November 1, 1996   ------------------------------------
                                            to March 27, 1997(1)   1996(1)     1995(1)       1994(2)
                                            --------------------  --------    --------    ------------
Net asset value, beginning of year ........      $ 11.03           $ 10.56     $  9.56       $  9.55
                                                 -------           -------     -------       ---------
Net investment income* ....................          .21               .42         .47           .20
Net realized and unrealized gain
 (loss) on investments, foreign
 currency, forward contracts and
 futures contracts ........................          .08               .66        1.00          (.09)
                                                 -------           -------     -------       ---------
Total from investment operations ..........          .29              1.08        1.47           .11
                                                 -------           -------     -------       ---------
Dividends from net investment
 income ...................................         (.19)             (.36)       (.47)         (.10)
Distributions from net realized gains .....         (.55)             (.25)         --            --
                                                 -------           --------    --------      ---------
Total distributions .......................         (.74)             (.61)       (.47)         (.10)
                                                 -------           --------    --------      ---------
Net asset value, end of year ..............      $ 10.58           $ 11.03     $ 10.56       $  9.56
                                                 =======           ========    ========      =========
Total return(3) ...........................         2.67%(4)         10.55%      15.84%         1.15%(4)
Ratios/supplemental data:
Net assets at end of year (000s) ..........      $    --           $   552     $27,637       $25,014
Ratio of operating expenses to
 average net assets* ......................         1.15%(5)          1.15%       1.15%         1.15%(5)
Ratio of net investment income to
 average net assets* ......................         4.18%(5)          4.35%       4.74%         4.48%(5)
Portfolio turnover rate ...................       117.66%           126.41%     132.50%        70.35%
*Reflects voluntary reduction of
 expenses per share of these
 amounts ..................................      $   .03           $   .07     $   .05       $   .03

                                                                        Class S
                                            ------------------------------------------------------------
                                                                 Year ended October 31
                                            ------------------------------------------------------------
                                              1998(1)      1997(1)     1996(1)     1995(1)      1994(2)
                                              -------      -------     -------     -------      --------
Net asset value, beginning of year ........   $ 11.32      $ 10.93     $ 10.56     $  9.56      $   9.55
                                              -------      -------     -------     -------      --------
Net investment income* ....................       .47          .49         .50         .52           .21
Net realized and unrealized gain
 (loss) on investments, foreign
 currency, forward contracts and
 futures contracts ........................       .42          .95         .60         .97          (.09)
                                              -------      -------     -------     -------      --------
Total from investment operations ..........       .89         1.44        1.10        1.49           .12
                                              -------      -------     -------     -------      --------
Dividends from net investment
 income ...................................      (.50)        (.50)       (.48)       (.49)         (.11)
Distributions from net realized gains .....      (.79)        (.55)       (.25)         --            --
                                              --------     --------    --------    --------     --------
Total distributions .......................     (1.29)       (1.05)       (.73)       (.49)         (.11)
                                              --------     --------    --------    --------     --------
Net asset value, end of year ..............   $ 10.92      $ 11.32     $ 10.93     $ 10.56      $   9.56
                                              ========     ========    ========    ========     ========
Total return(3) ...........................      8.60%       14.11%      10.82%      16.11%         1.25%(4)
Ratios/supplemental data:
Net assets at end of year (000s) ..........   $36,236      $38,501     $33,236     $ 1,433      $    100
Ratio of operating expenses to
 average net assets* ......................      0.90%        0.90%       0.90%       0.90%         0.90%(5)
Ratio of net investment income to
 average net assets* ......................      4.35%        4.47%       4.50%       4.91%         4.73%(5)
Portfolio turnover rate ...................    186.03%      117.66%     126.41%     132.50%        70.35%
*Reflects voluntary reduction of
 expenses per share of these
 amounts ..................................   $   .04      $   .05     $   .06     $   .05      $    .03


(1) Per-share figures have been calculated using the average shares method.
(2) May 16, 1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.

--------------------------------------------------------------------------------

Strategic Portfolios: Moderate


                                                                                           Class S
                                                                ------------------------------------------------------------
                                                                                    Year ended October 31
                                                                ------------------------------------------------------------
                                                                  1998(1)      1997(1)     1996(1)     1995(1)       1994
                                                                  -------      -------     -------     -------      -------
Net asset value, beginning of year ............................   $ 12.08      $ 11.28     $ 10.26     $  9.18      $  9.57
                                                                  -------      -------     -------     -------      -------
Net investment income* ........................................       .36          .35         .35         .36          .28
Net realized and unrealized gain (loss) on investments,
 foreign currency, forward contracts and futures contracts ....       .34         1.53        1.07        1.01         (.45)
                                                                  -------      -------     -------     -------      -------
Total from investment operations ..............................       .70         1.88        1.42        1.37         (.17)
                                                                  -------      -------     -------     -------      -------
Dividends from net investment income ..........................      (.36)        (.39)       (.40)       (.29)        (.22)
Distributions from net realized gains .........................     (1.25)        (.69)         --          --           --
                                                                  --------     --------    --------    --------     -------
Total distributions ...........................................     (1.61)       (1.08)       (.40)       (.29)        (.22)
                                                                  --------     --------    --------    --------     -------
Net asset value, end of year ..................................   $ 11.17      $ 12.08     $ 11.28     $ 10.26      $  9.18
                                                                  ========     ========    ========    ========     =======
Total return(2) ...............................................      6.53%       17.83%      14.08%      15.24%       (1.81%)
Ratios/supplemental data:
Net assets at end of year (000s) ..............................   $44,570      $53,498     $44,989     $39,821      $28,494
Ratio of operating expenses to average net assets* ............      1.00%        1.00%       1.00%       1.00%        1.00%
Ratio of net investment income to average net assets* .........      3.17%        3.03%       3.23%       3.68%        3.05%
Portfolio turnover rate .......................................    150.05%      136.17%     127.59%     120.62%      142.86%
*Reflects voluntary reduction of expenses
 per share of these amounts ...................................   $   .08      $   .07     $   .05     $   .07      $   .05


(1) Per-share figures have been calculated using the average shares method.
(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

--------------------------------------------------------------------------------

Strategic Portfolios: Aggressive


                                                                   Class A
                                        -----------------------------------------------------------
                                                                       Year ended October 31
                                           November 1, 1996   -------------------------------------
                                        to March 27, 1997(1)   1996(1)     1995(1)         1994(2)
                                        ---------------------  -------     -------       ----------
Net asset value, beginning of year           $ 12.45           $ 10.93     $  9.74       $  9.55
                                             -------           -------     -------       ----------
Net investment income* ................          .10               .14         .20           .09
Net realized and unrealized gain
 on investments, foreign
 currency and forward contracts                  .41              1.79        1.19           .14
                                             -------           -------     -------       ----------
Total from investment operations.......          .51              1.93        1.39           .23
                                             -------           -------     -------       ----------
Dividends from net investment
 income ...............................         (.13)             (.17)       (.20)         (.04)
Distributions from net realized
 gains ................................        (1.48)             (.24)         --            --
                                             -------           --------    --------      ----------
Total distributions ...................        (1.61)             (.41)       (.20)         (.04)
                                             -------           --------    --------      ----------
Net asset value, end of year ..........      $ 11.35           $ 12.45     $ 10.93       $  9.74
                                             =======           ========    ========      ==========
Total return(3) .......................         4.18%(4)         18.05%      14.49%         2.41%(4)
Ratios/supplemental data:
Net assets at end of year (000s) ......      $    --           $   623     $39,555       $50,999
Ratio of operating expenses to
 average net assets* ..................         1.35 (5)          1.35%       1.35%         1.35%(5)
Ratio of net investment income to
 average net assets* ..................         1.69 (5)          1.43%       1.98%         2.01%(5)
Portfolio turnover rate ...............       136.48%           145.59%     127.44%        37.75%
*Reflects voluntary reduction of
  expenses per share of
  these amounts .......................      $   .02           $   .01     $   .02       $   .01

                                                                     Class S
                                        -------------------------------------------------------------
                                                              Year ended October 31
                                        -------------------------------------------------------------
                                          1998(1)      1997(1)     1996(1)     1995(1)        1994(2)
                                          -------      -------     -------     -------       --------
Net asset value, beginning of year        $ 13.18      $ 12.43     $ 10.94     $  9.74       $ 9.55
                                          -------      -------     -------     -------       ------
Net investment income* ................       .21          .22         .22         .22          .10
Net realized and unrealized gain
 on investments, foreign
 currency and forward contracts               .17         2.27        1.74        1.20          .14
                                          -------      -------     -------     -------       ------
Total from investment operations.......       .38         2.49        1.96        1.42          .24
                                          -------      -------     -------     -------       ------
Dividends from net investment
 income ...............................      (.24)        (.26)       (.23)       (.22)        (.05)
Distributions from net realized
 gains ................................     (1.88)       (1.48)       (.24)         --           --
                                          --------     --------    --------    --------      ------
Total distributions ...................     (2.12)       (1.74)       (.47)       (.22)        (.05)
                                          --------     --------    --------    --------      ------
Net asset value, end of year ..........   $ 11.44      $ 13.18     $ 12.43     $ 10.94       $ 9.74
                                          ========     ========    ========    ========      ======
Total return(3) .......................      3.69%       22.54%      18.37%      14.85%        2.50%(4)
Ratios/supplemental data:
Net assets at end of year (000s) ......   $55,848      $77,753     $63,272     $20,809       $  102
Ratio of operating expenses to
 average net assets* ..................      1.10%        1.10%       1.10%       1.10%        1.10%(5)
Ratio of net investment income to
 average net assets* ..................      1.81%        1.79%       1.78%       2.13%        2.26%(5)
Portfolio turnover rate ...............    124.15%      136.48%     145.59%     127.44%       37.75%
*Reflects voluntary reduction of
  expenses per share of
  these amounts .......................   $   .02      $   .02     $   .03     $   .02       $  .01


(1) Per-share figures have been calculated using the average shares method.
(2) May 16, 1994 (commencement of operations) to October 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(4) Not Annualized.
(5) Annualized.

The Funds' Investments and Asset Allocation

Each of Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive has its own investment objective and policies, as described below. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without approval of the shareholders of that Fund.

     In seeking to achieve its investment objective, each Fund follows certain investment strategies and policies which are described below and which may be changed without shareholder approval.

     Each Fund will generally allocate its net assets over the long term between equity and debt securities in accordance with the percentage targets set forth for each Fund below. Each Fund, however, may vary from its target from time to time within the ranges specified, based on the Investment Manager's view of economic and market conditions. In addition, each Fund may at any given point in time hold up to 15% of its net assets in cash or cash items for reasons of liquidity or for managing the duration of its debt securities. In the event that, owing to market action or for other reasons, the allocation of a Fund's net assets falls outside its specified percentage ranges for any significant length of time, the Investment Manager will rebalance such Fund's portfolio so that it falls within the specified ranges.

State Street Research Strategic Portfolios: Conservative

The investment objective of Strategic Portfolios: Conservative is to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk.

     In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of debt and equity securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target     Range
---------------   --------   ------
  Debt              70       60-80
  Equity            30       20-40


     The Fund will attempt to limit risk by allocating a substantial majority of the debt portion of its portfolio to investment grade securities. The Fund will not invest more than 5% of its net assets in non-investment grade debt securities. Equity securities will generally be stocks of larger, well established companies.


State Street Research Strategic Portfolios: Moderate

The investment objective of Strategic Portfolios: Moderate is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

     In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target     Range
---------------   --------   ------
  Equity            55       45-65
  Debt              45       35-55

     The Fund will attempt to prudently moderate risk by investing in a broad spectrum of equity and debt securities selected primarily from established companies and investment grade securities. The equity securities will generally be traded on either a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system.

State Street Research Strategic Portfolios: Aggressive

The investment objective of Strategic Portfolios: Aggressive is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

     In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target     Range
---------------   --------   ------
  Equity            80       70-90
  Debt              20       10-30

     The Fund may invest in stocks of smaller and emerging companies and lower quality bonds and other securities that management believes will provide higher returns over the long-term. The equity securities will generally be traded on either a national securities exchange or the NASDAQ system; however, emphasis will likely be on securities traded on the NASDAQ system. Since this strategy involves a higher degree of market risk compared to Strategic Portfolios:
Moderate and Strategic Portfolios: Conservative, this Fund may be more appropriate for investors who have greater tolerance for market fluctuations.

Equity Securities

Each Fund's equity investments will consist of common stocks, or securities convertible into common stocks (e.g. preferred stocks, bonds and debentures), or which carry the right to acquire common stocks (e.g., warrants), primarily having long-term growth potential. Each Fund invests in a broad range of industries and a diversified list of companies whose earnings and/or assets are expected to grow at a rate above the average of the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries offering the greatest possibilitiesfor profitable expansion. Each Fund also invests in those equity securities which the Investment Manager believes to be selling below their intrinsic values or equity securities of cyclical companies at low points in their cycles.

     Each Fund may invest in securities of non-U.S. issuers directly or indirectly, as for example, in American Depositary Receipts and European Depositary Receipts. See "Investment Practices" herein.

     Each Fund to a lesser or greater degree may invest in equity securities of companies with a smaller or intermediate market capitalization and companies in the emerging growth stage of development. Such securities generally will constitute no more than 10% of the net assets of Strategic Portfolios:
Conservative, but may constitute in the range of 10% to 30% and 15% to 40%, respectively, of Strategic Portfolios: Moderate and Strategic Portfolios:
Aggressive. The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Investments in these securities may involve greater than average risks because of the possible limited marketability of such securities and the possibility that their prices may fluctuate more widely than the securities of larger more established companies or than the market as a whole.

     For further information regarding equity investments, see "Investment Practices" herein and the Statement of Additional Information.

Debt Securities

Each Fund's debt investments consist of a broad range of short-term or long-term corporate bonds and notes, and U.S. Government securities, and may also include mortgage-related securities, including jumbo mortgage pools, and asset-backed securities, both senior and subordinated, zero coupon securities, pay in kind (PIK) securities, stripped securities, indexed securities, and debt securities of foreign issuers, governments or agencies.

     U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations. The U.S. Government securities in which the Funds invest include, among others: direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds; obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and obligations of mixed-ownership Government corporations such as Resolution Funding Corporation. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal

National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so.

     Strategic Portfolios: Conservative will invest 55% or more, and Strategic
Portfolios: Moderate will invest 25% or more, of net assets in debt securities that are considered investment grade by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's" ), i.e., rated in the BBB major rating category or higher by S&P or in the Baa major rating category or higher by Moody's, or which are not rated but considered by the Investment Manager to be equivalent to investment grade. Strategic Portfolios: Aggressive may invest but is not required to invest any particular percentage of net assets in such debt securities. Strategic Portfolios: Conservative may invest up to 5%, and Strategic Portfolios: Moderate and Strategic Portfolios:
Aggressive may invest up to 15%, of net assets in non-investment grade debt securities, including securities rated as low as D by S&P or C by Moody's.

For the fiscal year ended October 31, 1998, the percentage of State Street Research Strategic Portfolios: Aggressive total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent, as determined by the Investment Manager, were as follows: 13.2% AAA, 3.0% AA, 1.0% A, 1.6% BBB, 1.6% BB, 5.7% B and 0.3% CCC, on a dollar weighted basis, comprising 26.4% of total investments. Similarly, for the same period, State Street Research Strategic Portfolios: Moderate total investments were as follows: 32.9% AAA, 5.3% AA, 3.5% A, 4.3% BBB, 1.4% BB, 3.5% B and 0.4% CCC, on
a dollar weighted basis, comprising 51.3% of total investments. Of these bonds, all were rated by a nationally recognized statistical rating organization. The above percentages reflect ratings as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.

     In seeking debt investments for the Funds, including any in the lower rated categories, the Investment Manager seeks to identify those securities the returns on which are appropriate within the context of the risks involved. In doing so, the Investment Manager will consider both its own credit analysis and the ratings of S&P and Moody's. In the event the rating of a security held by a Fund is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. When interest rates increase, the value of debt securities and shares of a Fund can be expected to decline.

     For debt rated within the BBB category by S&P, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Bonds rated in the Baa category by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower rated high yield, high risk securities (i.e., bonds rated within the BB category or lower by S&P or within the Ba category or lower by Moody's or equivalent as determined by the Investment Manager) commonly known as "junk bonds" generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal, and their market value may be difficult to determine. Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the availability of securities for purchase by the Funds, limit the ability of the Funds to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis;
(ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (v) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for lower rated high yield, high risk securities has parallelled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including recessions) are unclear.

     For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

     Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 40%, 30% and 15%, respectively, of total assets in mortgage-related securities which the Investment Manager considers to be investment grade securities.

     Mortgage-related securities represent interests in private pools of mortgage loans and provide the Funds with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. An issuer may offer senior or subordinated securities related to the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments. The possibility of prepayment of underlying mortgages, which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. Under such conditions it may not be possible to reinvest the proceeds at the prior interest rate levels.

     U.S. Government agency securities and private label mortgage-related securities in which the Funds may invest include: collateralized mortgage obligations which may be sequential, planned amortization class or tactical amortization class; adjustable rate mortgages; and whole or jumbo loans which are loans in excess of an agency's maximum mortgage size.

     Jumbo mortgage pools are backed by mortgages on single family residential homes for a dollar amount higher than mortgages underwritten by government-backed agency mortgage programs. Investments in these pools are subject to the additional risks entailed by the geographic and economic concentration of a majority of the mortgages in these pools being in large metropolitan centers on the East and West coasts and on homes owned by high income individuals and the adverse effect of possible recessions in these areas resulting in potential defaults in mortgage payments and consequent losses to the pool.

     Each Fund may also invest in stripped securities issued by governmental or private issuers. Stripped securities include mortgage-backed securities which have been divided into separate interest and principal components. Holders of the interest components will receive payments of the interest, and holders of the principal components will receive payments of the principal, on the mortgages. Issuers may issue combinations of interest components and principal components. "Interest only" securities are known as IOs; "principal only" securities are known as POs. The risks inherent in IOs and POs, or variations thereof, stem from the effects of declining interest rates and the resultant prepayments of the mortgages. For example, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an IO, even though the IO is rated in the highest rating category by a nationally recognized statistical rating organization. In the case of a PO, a Fund may have difficulty reinvesting receipts of prepayments of principal for an attractive return. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future.

     Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, auto loans and leases, loans on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution. These securities are subject to the risks of non-payment of the underlying loans as well as the risks of pre-payment. An interest in a bank sponsored master trust which holds the receivables for a major international credit card is an example of an asset-backed security; an interest in a trust which holds the customer receivables for a large consumer products company is another example.

     Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 35%, 25%, and 10%, respectively, of total assets in stripped and asset-backed (other than mortgage-related) securities which the Investment Manager considers to be investment grade.

     Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to a Fund. The reporting of interest for PIK securities is similar to the reporting of interest for zero coupon securities. Each Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause a Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals. PIK debt securities permit the issuer to pay the interest thereon either in cash or as additional debt obligations and generally provide a higher rate of overall return than obligations which pay interest on a regular basis although they may experience greater market volatility than the latter. Excluding U.S. Treasury strip securities (zero coupon securities), none of the Funds expect to invest more than 5% of its net assets in zero or step coupon securities.

Other Risks and Investment Practices

Foreign Investments

Each Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or indices or baskets of securities of foreign issuers. Under current policy, however, Strategic Portfolios: Conservative limits such investments to a maximum of 25%, Strategic Portfolios: Moderate to a maximum of 30%, and Strategic Portfolios:
Aggressive to a maximum of 35%, of its total assets including ADRs.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund;
(b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based tradings. A Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting foreign currency into U.S. dollars.

     Many U.S. companies in which the Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Fund shares.

     These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. Each Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by each Fund will consist of securities of issuers in countries with developed economies.

     For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Funds are dependent upon the creditworthiness and good faith of the counterparty. The Funds will attempt to reduce the risks of nonperformance by a counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Securities Lending

A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. A Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of a Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions. Voting rights pass with the lending, although a Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Other Considerations

Certain Derivative Securities

Each Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices.

A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of its net assets; similar policies apply to options which are not commodities. Each Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although none of the Funds presently expect to invest more than 5% of its total assets in such items. These swap arrangements include credit protection swaps, interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

Other Investments

The Fund may invest in securities restricted as to resale. Restricted securities may be subject to the risks of illiquidity and subjective valuations because generally, there is a limited resale market for them. Some restricted securities in which the Fund may invest may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which allows the Fund more flexibility to resell such securities, specifically to certain qualified institutional buyers. The market for Rule 144A securities, however, still is developing, and thus, even securities sold pursuant to the rule may be illiquid or their current market value difficult to determine.

     Each Fund may enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. See the Statement of Additional Information.

Portfolio Turnover

Each Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may result in greater transaction costs relative to other funds, and may have tax and other consequences as well. See the Statement of Additional Information.

Year 2000

The Investment Manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the Fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

Limiting Investment Risk

In seeking to lessen investment risk, each Fund operates under certain investment restrictions which may not be changed except by a vote of the shareholders of the Fund. Under these restrictions, none of the Funds may purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or, cause more than 10% of the voting securities of such issuer to be held by the Fund (except that for Strategic Portfolios: Conservative the 10% limit on voting securities applies to 100% of the Fund's total assets). None of the Funds may invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry, except this restriction does not apply to investments in U.S. Government securities. In addition, each Fund may borrow money (through reverse repurchase agreements or otherwise) only for extraordinary and emergency purposes, and then not in an amount in excess of 25% of the value of its total assets.

     Each Fund operates under other investment restrictions which may be changed without shareholder approval. Under these restrictions none of the Funds may invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. An illiquid portfolio may affect the ability of a Fund to sell securi-ties either to meet redemption requests or in response to changes in the economy or the financial markets.

     For further information on the above and other investment restrictions, including additional investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

     A Fund may not lend money; however, a Fund may purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).

     Each Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which a Fund may invest for such purposes include short-term money market securities such as repurchase agreements, U.S. Government securities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's). See the Statement of Additional Information. When a Fund adopts a temporary defensive position, its investment objective may not be achieved.

[boxed text]
--------------------------------------------------------------------------------
  Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth below on pages 16 to 31.
--------------------------------------------------------------------------------
   The Funds are available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below under Purchase of Shares, Redemption of Shares and Shareholder Services accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.
--------------------------------------------------------------------------------

Purchase of Shares

Methods of Purchase

Through Dealers and Others

Shares of the Funds are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Service Center ("Service Center"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail

Initial investments in a Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.

     Additional shares may be purchased by mailing to the Service Center a check payable to a Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. The Service Center will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify the Service Center at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

 ABA #011000028
 State Street Bank and Trust Company
 Boston, MA
 BNF = Name of Fund and class of shares
       (A, B, C or S)
 AC  = 99029761
 OBI = Shareholder Name
       Shareholder Account Number
 Control #K (assigned by State Street
   Research Service Center)

     In order for a wire investment to be processed on the same day (i) the investor must notify the Service Center of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day. If the New York Stock Exchange closes before 4 P.M. Boston time, you may be unable to make a same-day wire investment.

     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

     A Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by a Fund. Each Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                                               Class of Shares
                                ------------------------------------------
                                    A           B           C         S
                                ---------   ---------   ---------   ------
Minimum Initial Investment
 By Wire ....................   $5,000      $5,000      $5,000       (a)
 IRAs .......................   $2,000      $2,000      $2,000       (a)
 By Investamatic ............   $1,000      $1,000      $1,000       (a)
 All other ..................   $2,500      $2,500      $2,500       (a)
Minimum Subsequent Investment
 By Wire ....................   $5,000      $5,000      $5,000       (a)
 IRAs .......................   $   50      $   50      $   50       (a)
 By Investamatic ............   $   50      $   50      $   50       (a)
 All other ..................   $   50      $   50      $   50       (a)

(a) Special conditions apply; contact the Distributor.

     Each Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in a Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                              CLASS A                  CLASS B              CLASS C         CLASS S
                      -----------------------   --------------------   -----------------   --------
 Sales Charges        Initial sales charge      Contingent             Contingent          None
                      at time of                deferred sales         deferred sales
                      investment of up          charge of 5% to        charge of 1%
                      to 4.5% depending         2% applies to any      applies to any
                      on amount of              shares redeemed        shares redeemed
                      investment                within first five      within one year
                                                years following        following their
                                                their purchase; no     purchase
                                                contingent deferred
                                                sales charge after
                                                five years

                      On investments of
                      $1 million or more,
                      no initial sales
                      charge; but
                      contingent deferred
                      sales charge of 1%
                      applies to any
                      shares redeemed
                      within one year
                      following their
                      purchase

 Distribution Fee     None                      0.75% for first        0.75% each year     None
                                                eight years; Class
                                                B shares convert
                                                automatically to
                                                Class A shares
                                                after eight years

 Service Fee          0.25% each year           0.25% each year        0.25% each year     None

 Initial              Above described           4%                     1%                  None
 Commission           initial sales charge
 Received by          less 0.25% to
 Selling              0.50% retained by
 Dealers              Distributor

                      On investments of
                      $1 million or
                      more, 0.25% to
                      1% paid to dealer
                      by Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class C shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class C shareholders, therefore, the entire purchase amount is immediately invested in a Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class C shares.

     Class A, Class B and Class C shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class C shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of a Fund's shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements.

     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.

------------------------------------------------------------------
                         Sales        Sales
                        Charge        Charge
                        Paid By      Paid By        Dealer
       Dollar          Investor      Investor     Concession
     Amount of          As % of      As % of       As % of
      Purchase         Purchase     Net Asset      Purchase
    Transaction          Price        Value         Price
------------------------------------------------------------------
 Less than
 $100,000                 4.50%        4.71%         4.00%
------------------------------------------------------------------
 $100,000 or
 above but less
 than $250,000            3.50%        3.63%         3.00%
------------------------------------------------------------------
 $250,000 or
 above but less
 than $500,000            2.50%        2.56%         2.00%
------------------------------------------------------------------
 $500,000 or
 above but less
 than $1 million          2.00%        2.04%         1.75%
------------------------------------------------------------------
                                                      See
 $1 million and                                    following
 above                       0%           0%      discussion
------------------------------------------------------------------

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:

Amount of Sale                    Commission
------------------------------   -----------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%

     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

     Class A shares of a Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of a Fund or a combination of "Eligible Funds." "Eligible Funds" include the Funds and other funds so designated by the Distributor from time to time. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Securities dealers should call the Service Center for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of a Fund and any other Eligible Funds within a 13- month period. Class B, Class C and Class S shares may also be included under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of a Fund or a combination of shares of the Funds and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call the Service Center for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Funds may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Funds at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of a Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, includ-ing any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

     The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                      Contingent
                                                    Deferred Sales
                                                       Charge As
                                                    A Percentage Of
Redemption During                                   Net Asset Value
------------------------------------------------   ----------------
1st Year Since Purchase ........................          5%
2nd Year Since Purchase ........................          4
3rd Year Since Purchase ........................          3
4th Year Since Purchase ........................          3
5th Year Since Purchase ........................          2
6th Year Since Purchase and Thereafter .........         None

     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of a Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section
401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in a Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of a Fund.) The Funds may modify or terminate the waivers described above at any time; for example, the Funds may limit the application of multiple waivers and establish other conditions for employee benefit plans.

Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of a Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Spread Sales Charges

The purchase price of a Class C share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class C shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class C shares without an initial sales charge.

     Class C shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Class S Shares--Special Programs; No Sales Charge

The purchase price of a Class S share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Funds will receive the full amount of the investor's purchase payment.

     In general, Class S shares are only available for new investments by certain large institutions, other advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor.

Net Asset Value


Each Fund's per share net asset values are determined Monday through Friday as of the close of regular trading on the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by a Fund are valued on the basis of the last reported sale price or quotation as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. The Trustees reserve the right to adopt alternative valuations based on fair value pricing in unusual circumstances where use of other methods could otherwise have a material adverse effect on the Fund as a whole. In determining the value of certain assets for which market quotations are not readily available, the Funds may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Funds' assets is included in the Statement of Additional Information.


Distribution Plan

Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, each Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

 Class     Service Fee     Distribution Fee
-------   -------------   -----------------
    A         0.25%             None
    B         0.25%             0.75%
    C         0.25%             0.75%
    S         None              None

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of a Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Fund may continue to pay service and distribution fees even if the Fund is subsequently closed to new investors. The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Funds), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which a Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which a Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares-- Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by the Service Center and delivery of the request by the Service Center to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from a Fund are normally remitted within seven days after receipt of the redemption request by a Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Service Center, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call the Service Center toll-free at 1-800-562-0032.

Request By Telephone


Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $100,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available if the address of record has been changed within 30 days of the redemption request. The Funds may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services-- Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, each Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Funds may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Funds have reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, each Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. Each Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by a Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in a Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     A Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Funds, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact the Service Center at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of each Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Funds' Open Account System provides the following options:

1. Additional purchases of shares of a Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to the Service Center under the terms set forth above under "Purchase of Shares."

2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

    (a) All income dividends and capital gains distributions reinvested in additional shares of the applicable Fund.

    (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the applicable Fund.

    (c) All income dividends and capital gains distributions in cash.

    (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the applicable Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege


Shareholders of a Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds, subject to any applicable initial holding period, on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from a Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of a Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


     Shares of a Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Funds and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of a Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by a Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of a Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of a Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of the shareholders who have Telephone Privileges, the Funds permit exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into such Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, each Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. Each Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should consult Shareholder Services.

Reinvestment Privilege

A shareholder of a Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of a Fund. No charge is imposed by the Funds for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Investamatic Program is available to Class A, Class B and Class C shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from the Service Center.

     The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from the Service Center.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in a Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of a Fund shall be credited to participating shareholders in additional shares. Thus, the withdrawal amounts paid can only be realized by redeeming shares of a Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from a Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

     Expenses of the Plan are borne by a Fund. A participating shareholder may withdraw from the Plan, and a Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from a Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in a Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for each Fund will be sent to shareholders of record of that Fund at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:


(1) the privilege allowing a shareholder to make redemptions for amounts up to $100,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing a shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing a shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privilege allowing a shareholder to make telephone purchases or redemptions transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising the Service Center that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Funds, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching the Service Center at such telephone number. In that event, the shareholder should contact the Service Center at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the applicable Fund. Account inquiries may also be made in writing to State Street Research Service Center, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-562-0032

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. The Service Center will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Funds and Their Shares

Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive were organized in 1994 and Strategic Portfolios: Moderate was organized in 1993, all as series of State Street Research Financial Trust, a Massachusetts business trust. The Trustees have authorized shares of each Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of each Fund is October 31.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Funds also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required.

Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of a Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     As of October 31, 1998, Metropolitan was the record and/or beneficial owner of 72.08% of the outstanding Class S shares of Strategic Portfolios:
Conservative; of 58.68% of the outstanding Class S shares of Strategic
Portfolios: Aggressive; and of 42.72% of the outstanding Class S shares of Strategic Portfolios: Moderate. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class. Metropolitan may be deemed to be in control of those classes of shares of which it owns more than 25%.

Management of the Funds

Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Funds rests with the Trustees. The Funds' investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for each Fund in consideration of a fee from each Fund.

     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to a percentage (on an annual basis) of the average daily value of the net assets of each Fund as follows: Strategic
Portfolios: Conservative, 0.60%; Strategic Portfolios: Moderate, 0.65% and Strategic Portfolios: Aggressive, 0.75%. The fee charged to Strategic
Portfolios: Aggressive is higher than that charged to most mutual funds but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage this Fund in light of its investment objective and policies. Each Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Funds pay, among other expenses, investment advisory fees, certain distribution expenses under the Funds' Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

     Peter C. Bennett is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Bennett has managed the Funds since December 1996. Mr. Bennett's principal occupation currently is, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer--Equities and is a member of the Management Committee of the Investment Manager. Mr. Bennett has investment discretion over the entire portfolio of each Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry sectors. The portfolio manager uses a team approach on behalf of each Fund and has delegated purchase and sale authority for defined portions of the portfolios to other officers of the Investment Manager. The team members focus on different investment areas within each Fund's sectors, such as international securities, high-yield high-risk securities, large- and small-capitalization equities, investment grade debt, etc.

     Subject to the policy of seeking best overall price and execution, sales of shares of a Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Funds portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, although it cannot give complete assurance that it will do so. As long as a Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, each Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     Dividends from net investment income of each Fund normally will be paid four times each year. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of a Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

     Each Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by a Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distribu-tions of other capital gains which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction.

     Dividends and other distributions and the proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, a Fund may compare the performance of its Class A, Class B, Class C or Class S shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives and/or to appropriate indices, rankings and averages such as those compiled by Lipper Analytical Services, Inc. for the category in which such Fund is placed, Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

     Total return is computed separately for each class of shares of each Fund. The average annual total return ("standard total return") for shares of each Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return is calculated for the periods specified in applicable regulations and may be accompanied by nonstandard total return information for differing periods computed in the same manner, and with or without annualizing the total return or taking sales charges into account.

     A Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

     The standard total returns and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Funds' affiliates will also increase performance results.

     A Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and, therefore, can be significantly different from it. In its supplemental sales literature, each Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of a Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of a Fund will fluctuate, with the result that shares of a Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in a Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing a Fund to financial alternatives which have such features. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

Appendix

Description of Debt/Bond Ratings

Standard & Poor's Corporation

     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial obligation is extremely strong.

     AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial commitment on the obligation is very strong.

     A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

     BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakend capacity to meet the financial commitment on the obligation.

     Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: An obligation rated within the CCC category is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

     D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risks--such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

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   STATE STREET RESEARCH
   STRATEGIC PORTFOLIOS:
     Conservative
     Moderate
     Aggressive
   One Financial Center
   Boston, MA 02111

   INVESTMENT ADVISER
   State Street Research &
   Management Company
   One Financial Center
   Boston, MA 02111

   DISTRIBUTOR
   State Street Research
   Investment Services, Inc.
   One Financial Center
   Boston, MA 02111

   SERVICE CENTER
   State Street Research
   Service Center
   P.O. Box 8408
   Boston, MA 02266-8408
   1-800-562-0032

   CUSTODIAN
   State Street Bank and
   Trust Company
   225 Franklin Street
   Boston, MA 02110

   LEGAL COUNSEL
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, MA 02109

   INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, MA 02110

                          [logo] STATE STREET RESEARCH

                              State Street Research
                              Strategic Portfolios:
                       Conservative, Moderate, Aggressive


                                February 15, 1999

                                   PROSPECTUS

SP-007E-0299                                  CONTROL NUMBER: (exp. 0300)SSR-LD

            STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
              STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

                 SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 15, 1999


                                TABLE OF CONTENTS


                                                          Page
                                                          ----
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..............2

ADDITIONAL INFORMATION CONCERNING
           CERTAIN RISKS AND INVESTMENT TECHNIQUES...........4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.............14

TRUSTEES AND OFFICERS.......................................20

INVESTMENT ADVISORY SERVICES................................25

PURCHASE AND REDEMPTION OF SHARES...........................26

NET ASSET VALUE.............................................29

PORTFOLIO TRANSACTIONS......................................30

CERTAIN TAX MATTERS.........................................34

DISTRIBUTION OF SHARES OF THE FUNDS.........................38

CALCULATION OF PERFORMANCE DATA.............................41

CUSTODIAN  .................................................45

INDEPENDENT ACCOUNTANTS.....................................45

FINANCIAL STATEMENTS........................................46



           The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Strategic Portfolios: Conservative ("Strategic Portfolios:
Conservative"), State Street Research Strategic Portfolios: Moderate ("Strategic
Portfolios: Moderate") and State Street Research Strategic Portfolios:
Aggressive ("Strategic Portfolios: Aggressive") (individually, a "Fund" and collectively, the "Funds"), dated February 15, 1999, which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111.


           The Fund's financial statements for the fiscal year ended October 31, 1998, which are included in the Fund's Annual Report to Shareholders for that year, are incorporated by reference. The Annual Report is available, without charge, upon request by calling 1-800-562-0032.


CONTROL NUMBER: (EXP0300)SSR-LD                                      SP-389E-299

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

           As set forth in part under "The Funds' Investments and Asset Allocation," "Investment Practices" and "Limiting Investment Risk" in the Funds' Prospectus, the Funds have adopted certain investment restrictions.

           The fundamental and nonfundamental policies of the Funds do not apply to any matters involving the issuance of multiple classes of shares of the Funds or the creation of a structure allowing the Funds to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing the Funds to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.

           All of the Funds' fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Funds' outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities whichever is less.) Under these restrictions, it is each Fund's policy:

           (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund except that for Strategic Portfolios:
                     Conservative, the 10% limit on voting securities applies to 100% of the Fund's total assets);

           (2) not to issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules thereunder or as permitted by an order of the Securities and Exchange Commission;

           (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

           (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

           (5) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in swap arrangements, currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;

           (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

           (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry, (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

           (8) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.

           The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is each Fund's policy:

           (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

           (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

           (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

           (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

           (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

           (6) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.

                        ADDITIONAL INFORMATION CONCERNING
                     CERTAIN RISKS AND INVESTMENT TECHNIQUES

Derivatives

           Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts and swaps under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

           Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Funds to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Funds may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

           The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

           Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

           The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

           Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

           At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

           In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

           Each Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

           Purchased options have defined risk, that is the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

           The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

           The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

           Among the options which a Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

           An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

           A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Funds apply a similar policy to options that are not commodities.

           As noted above, the Funds may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

           Non-hedging strategies typically involve special risks. The profitability of a Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.

Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

           Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively carry out its derivative strategies and might in some cases require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

Short Sales Against the Box


           Each Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any subsequent gain or loss.


Swap Arrangements

           Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

           A Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

           Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

           These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund's portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

           The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. While repurchase agreements involve the purchase and sale of the subject securities legally, the economic effect may be similar to loans by a Fund collateralized by the underlying securities. The Funds will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Other risks include possible litigation over the rights of the respective parties in the subject securities and the uncertainties and costs with respect thereto. Repurchase agreements will be limited to 30% of a Fund's net assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of a Fund's net assets. None of the Funds presently intend to engage in repurchase agreements in excess of 5% of its net assets.

Reverse Repurchase Agreements

           The Funds may enter into reverse repurchase agreements. However, none of the Funds presently intend to engage in reverse repurchase agreements in excess of 5% of each Fund's total assets. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

           When effecting reverse repurchase agreements, assets of a Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on its records at the trade date and maintained until the transaction is settled.

When-Issued Securities

           Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. However, none of the Funds presently intend to purchase when- issued securities in an amount in excess of 5% of its total assets. Such purchases will be made only to achieve a Fund's investment objectives and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. No income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, corporate securities to be created by a merger of companies may be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by a Fund.

Restricted Securities

           It is each Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

           Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

           To the extent a Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

           Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in the local markets.

Currency Transactions

           The Funds may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to such Fund. This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Indexed Securities

           Each Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications, although none of the Funds presently intends to invest more than 5% of its assets in such securities. These securities are generally short-to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Securities Lending

           Collateral received by a Fund will generally be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements or other similar investments. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of each Fund.

Industry Classifications

           In determining how much of a Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed- ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excludable. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed -- Mortgages" includes pools of nongovernment backed mortgages.

Aerospace                                        Electronic Components                       Oil Service
Airline                                          Electronic Equipment                        Paper Products
Asset-backed -- Mortgages                        Entertainment                               Personal Care
Asset-backed -- Credit Card                      Financial Service                           Photography
  Receivables                                    Food & Beverage                             Plastics
Automotive                                       Forest Products                             Printing & Publishing
Automotive Parts                                 Gaming & Lodging                            Railroad
Bank                                             Gas                                         Real Estate & Building
Building                                         Gas Transmission                            Recreation
Business Service                                 Grocery                                     Retail Trade
Cable                                            Healthcare & Hospital                       Savings & Loan
Capital Goods & Equipment                          Management                                Shipping & Transportation
Chemical                                         Hospital Supply                             Technology & Communications
Computer Software & Service                      Hotel & Restaurant                          Telephone
Conglomerate                                     Insurance                                   Textile & Apparel
Consumer Goods & Services                        Machinery                                   Tobacco
Container                                        Media                                       Truckers
Cosmetics                                        Metal & Mining                              Trust Certificates -
Diversified                                      Office Equipment                              Government Related Lending
Drug                                             Oil Production
Electric                                         Oil Refining & Marketing
Electric Equipment

Computer-Related Risks

           Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU). Beginning on

January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

           The euro conversation presents additional risks for the Fund to the extent that it invests in securities denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominate outstanding tradeable debt securities into the euro in accordance with specific technical requirements.

           The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to either problem. The Fund does not currently anticipate that either problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.


                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

           As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.

           Managing Volatility In administering a Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.


           Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, a Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. Government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.


The Investment Manager may use several methods to manage the duration of a Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by a Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond portfolio duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of- the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.


           Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to a Fund's bond portfolio, although for certain types of debt securities, such as high-quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by a Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

           U.S. Government and Related Securities U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Funds invest include, among others:

           (bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

           (bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

           (bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

           U.S. Government securities which the Funds may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed- ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Funds will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

           U.S. Government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

           In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

           The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

           Bank Money Investments Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Funds will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Funds will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

           U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

           Short-Term Corporate Debt Instruments Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities

           The Fund may invest in lower quality debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" below. In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

Zero and Step Coupon Securities

           Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

Certain Securities Ratings


           Commercial Paper Ratings Commercial paper investments at the time of purchase will be rated A by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

           Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

           The rating "Prime" is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

           In the event the lowering of ratings of debt instruments held by a Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                              TRUSTEES AND OFFICERS

           The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

           *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

           +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 61. He is retired and was formerly Senior Vice President Finance and Operations and Treasurer of The Pennsylvania State University.

           +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

           *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

           +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 72. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

           +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 72. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

           *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

------------------------

* or +  See footnotes on page 22.

           *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 has served as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

           +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.


           +Susan M. Phillips, The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052, serves as Trustee of the Trust. She is
55. Her principal occupation is currently Dean and Professor of Finance and Administration, School of Business and Public Management, The George Washington University. Dr. Phillips other principal business affiliations include Director of Cantor Fitzgerald Futures Exchange, Inc. and State Farm Life Insurance Company. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.


           *E.K. Easton Ragsdale, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 48. His principal occupation is Senior Vice President of State Street Research & Management Company. Previously, he has also served as Vice President for State Street Research & Management Company and was a Senior Vice President and Chief Quantitative Analyst for Kidder, Peabody & Company, Inc.

           +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

           +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

------------------------

* or +  See footnotes on page 22.

           *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President, Director, and Chief Investment Officer - Fixed Income of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

           *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 56. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior positions as President and Chief Executive Officer of that company).

-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax- Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

           As of September 30, 1998, the Trustees and principal officers of the Trust as a group owned none of the outstanding shares of the Funds.

           As of September 30, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of the Funds' Class S shares as set forth beside their names:


        Strategic Portfolios Aggressive              Strategic Portfolios Moderate          Strategic Portfolios Conservative
        -------------------------------              ---------------------------            ----------------------------------
     Holder                     % of Class          Holder                % of Class               Holder      % of Class
     ------                     ----------          ------                ----------               ------      ----------
Metropolitan Life                58.68         Metropolitan Life            42.72             Metropolitan Life   72.08

Chase Manhattan                  41.32          Chase Manhattan             43.02              Chase Manhattan    27.92
   Bank, N.A.                                      Bank, N.A.                                     Bank, N.A.

                                               State Street Bank            13.65

           The full name and address of the above persons and entities are as follows:

           Metropolitan Life Insurance Company (a)
           One Madison Avenue
           New York, NY  10010

           Chase Manhattan Bank, N.A. (b)(c)
           770 Broadway
           New York, NY  10003

           State Street Bank and Trust Company (c)
           225 Franklin Street
           Boston, MA  02110

------------------

(a) Metropolitan, a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefits plans serviced by Metropolitan.

(c) The respective Funds believe that each named recordholder does not have beneficial ownership of such shares.

           Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

           The Trustees have been compensated as follows:



--------------------------------------------------------------------------------------
            (1)                               (2)                          (3)
         Name of                           Aggregate                      Total
          Trustee                        Compensation                 Compensation
                                       From Each Fund(a)              From Fund and
                                                                      Fund Complex
                                                                         Paid to
                                                                       Trustees(b)
Steve A. Garban                           $    2,400                    $110,300
Malcolm T. Hopkins                        $    1,900                    $ 97,200
Edward M. Lamont                          $    1,800                    $ 66,000
Robert A. Lawrence                        $    1,900                    $ 96,700
Dean O. Morton                            $    2,500                    $110,700
Susan M. Phillips                         $      225                    $ 12,145
Toby Rosenblatt                           $    2,100                    $ 72,600
Michael S. Scott Morton                   $    2,700                    $115,500
Ralph F. Verni                            $        0                    $      0


(a)        For the Funds' fiscal year ended October 31, 1998.

(b) Includes compensation received on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Fund and Fund Complex Paid to Trustees" is for the 12 months ended December 31, 1998. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

           State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Funds. The Advisory Agreement provides that the Investment Manager shall furnish the Funds with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

           The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of such Fund as determined at the close of regular trading of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.60% of the net assets of Strategic Portfolios:
Conservative, 0.65% of the net assets of Strategic Portfolios: Moderate and 0.75% of the net assets of Strategic Portfolios: Aggressive. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to each Fund.

           The advisory fees paid by each Fund to the Investment Manager for the periods shown below, prior to the assumption of fees or expenses, were as follows:

                                                                 Fiscal Year Ended October 31
                                                   ------------------------------------------------------
                                                      1998                  1997                   1996
                                                      ----                  ----                   ----

Strategic Portfolios:        Moderate               $324,438              $315,798               $302,408
Strategic Portfolios:        Conservative           $223,748              $213,881               $201,690
Strategic Portfolios:        Aggressive             $483,814              $521,687               $526,134

For the same period, the voluntary reduction of fees or assumption of expenses were as follows:


                                                                 Fiscal Year Ended October 31
                                                   ------------------------------------------------------
                                                      1998                  1997                   1996
                                                      ----                  ----                   ----

Strategic Portfolios:        Moderate               $330,694              $298,215               $234,376
Strategic Portfolios:        Conservative           $152,851              $172,748               $197,940
Strategic Portfolios:        Aggressive             $128,643              $122,711               $142,848


           The Advisory Agreement provides that it shall continue in effect with respect to each Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

           Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of the Funds and in preparing various reports required by regulations.

           Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans through or under which a Fund's shares may be purchased.

           Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

           Shares of the Funds are distributed by State Street Research Investment Services, Inc. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price

           The public offering price for each class of shares of the Funds is based on their net asset value determined as of the close of regular trading of the NYSE on the day the purchase order is received by the State Street Research Service Center (the "Service Center") provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

           Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

           Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Funds or any combination of Class A shares of "Eligible Funds" (which include the Fund and other Funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

           An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

           A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

           Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

           Class S Shares - Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager, endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

           Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act each Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

           Redemptions - The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of such Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received. If the Trustees determine that it is in the best interests of a Fund to pay a redemption, or any portion thereof, in kind, the portfolio securities used to make such payment will be selected in such manner as the Trustees deem fair and equitable and valued in the manner described under the heading "Net Asset Value" herein.

                                 NET ASSET VALUE

           The net asset values of the shares of each Fund are determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

           The net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by a Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of a Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by a Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

           In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers', Inc.'s (the "NASD") NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

           In determining the values of portfolio assets, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since Strategic
Portfolios: Conservative and Strategic Portfolios: Moderate are significantly comprised of debt securities under normal circumstances; most of these Funds' assets are therefore valued on the basis of such data from the pricing services. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

           The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

           A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds reserve full freedom with respect to portfolio turnover, as described in the Prospectus.

           The Funds' portfolio turnover rates for the periods shown below were as follows:



                                                    Fiscal Year Ended October 31
                                                    ----------------------------
                                                 1997                           1998
                                                 ----                           ----
Strategic Portfolios:      Moderate             136.17%                       150.05%

Strategic Portfolios:      Conservative         117.66%                       186.03%

Strategic Portfolios:      Aggressive           136.48%                       124.15%


           The portfolio turnover rate for State Street Research Strategic
Portfolios: Conservative for the most recent fiscal year end was significantly higher than the portfolio turnover rate for the previous fiscal year because of steps taken throughout the fiscal year ended October 31, 1998 to reposition the portfolio in light of the volatile markets for equities, which the Fund reduced.

Brokerage Allocation

           The Investment Manager's policy is to seek for its clients, including each Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Funds occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids on its judgment of the expected benefit or harm to the execution process for that transaction.

           When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds, portfolio; strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

           In the case of the Funds and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by a broker-dealer may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

           The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conducts internal surveys and uses other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

           Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion that is allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

           The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

           It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Funds and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Funds for the periods shown below were as follows:


                                                   Fiscal Years Ended October 31
                                                   -----------------------------

                                                 1998             1997           1996
                                                 ----             ----           ----


Strategic Portfolios:    Moderate               $ 73,000        $ 71,000        $ 93,000

Strategic Portfolios:    Conservative           $ 29,000        $ 26,000        $ 38,000

Strategic Portfolios:    Aggressive             $134,000        $145,000        $204,000

           During and at the end of its most recent fiscal year, no Fund held in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of such Fund as defined under the 1940 Act.

           In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

           In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may condition their requests by requiring the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders have been completed.

           When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Taxation Of The Funds -- In General

           Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) and satisfy certain diversification requirements on a quarterly basis.

           If in any year a Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such disqualification.

           If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

           A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year, a Fund must distribute (or be deemed to have distributed) an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation Of The Fund's Investments

           Original Issue Discount: Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any cash is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

           Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount, if any, at the time a Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). For debt securities acquired before May 1, 1993, this rule applies only if the debt security was issued after July 18, 1984. Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount in income currently. Because each Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

           Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies;
(ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term, medium-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

           Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

           If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

           The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

           Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

           Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

           Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

           Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

           The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under an applicable treaty) on distributions from the Fund.

        Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                       DISTRIBUTION OF SHARES OF THE FUNDS

           State Street Research Financial Trust is currently comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios:

Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class S shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

           The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the applicable Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended October 31, 1998, 1997 and 1996, no sales charges on Class A shares of any of the Funds were paid to the Distributor. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

           The differences in the price at which the Funds' Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Funds are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called mutual fund supermarkets, among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

           On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

           For the fiscal years ended October 31, 1998, 1997 and 1996, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of any of the Funds and paid no initial commissions to securities dealers for sales of such shares.

           Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the maintenance or servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

           The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

           The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares.

           During the fiscal year ended October 31, 1998, none of the Funds paid any fees to the Distributor under the Distribution Plan.

           No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

           To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

           The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class S shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds.

           The Funds' performance is shown below, and where noted, reflects the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return

           The total return ("standard total return") of each Fund's Class S shares was as follows:

                                                      Commencement
                                                      of Operations                One Year
                                                  (September 28, 1993)               Ended
                                                   to October 31, 1998         October 31, 1998
                                                 -----------------------       ----------------
Strategic Portfolios:       Moderate                      9.98%                      6.53%


                                                      Commencement
                                                      of Operations               One Year
                                                     (May 16, 1994)                 Ended

                                                   to October 31, 1998        October 31, 1998
                                                 -----------------------      ----------------
Strategic Portfolios:       Conservative                 11.32%                      8.60%

Strategic Portfolios:       Aggressive                   13.65%                      3.69%

           Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                           P(1+T)n = ERV

           Where:  P    =  a hypothetical initial payment of $1,000

                   T    =  average annual total return

                   n    =  number of years

                   ERV  =  ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

           The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Funds are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

Yield

           The annualized yield of each Fund's Class S shares, based on the month of October 1998, was as follows:

           Strategic Portfolios:   Conservative        3.96%

           Strategic Portfolios:   Moderate            3.09%

           Strategic Portfolios:   Aggressive          2.14%

           Yield is computed separately for each class of shares by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                       YIELD = 2 [ (a -- b + 1)6 -- 1]
                                    ------
                                     c d

           Where: a =  dividends and interest earned during the period

                  b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the maximum offering price per share on the last day of the period

           To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by such Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

           With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), each Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.

           Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

           All accrued expenses are taken into account as described later herein.

           Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

           Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

           Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return

           A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Funds may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and, as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the nonstandard total return of each Fund's Class S shares for the six months ended October 31, 1998, without taking sales charges into account, were as follows:

Strategic Portfolios:  Moderate              -3.60%

Strategic Portfolios:  Conservative           1.37%

Strategic Portfolios:  Aggressive            -9.09%

Distribution Rates

           A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

           Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

           The distribution rate of each Fund's Class S shares, based on the month ended October 31, 1998, was as follows:

Strategic Portfolios:  Conservative           3.66%

Strategic Portfolios:  Moderate               2.51%

Strategic Portfolios:  Aggressive             1.40%

                                    CUSTODIAN

           State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or any of its affiliates.

                             INDEPENDENT ACCOUNTANTS

           PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS


           The Fund's financial statements for the fiscal year ended October 31, 1998, including the Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Report of Independent Accountants and Management's Discussion of Fund Performance are hereby incorporated by reference from the Fund's Annual Report, filed with the Commission (EDGAR accession number 0000950156-99-000023).


           In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. Shareholder reports are available without charge upon request. For more information, call the Service Center at 1-800-562-0032.

DOCSC\357797.8

                     STATE STREET RESEARCH FINANCIAL TRUST

                                    PART C
                               OTHER INFORMATION

Item 23.   Exhibits*

      (1)(a) First Amended and Restated Master Trust Agreement and Amendment No. 1 and Amendment No. 2 to First Amended and Restated Master Trust Agreement (15)

      (1)(b) Amendment No. 3 to First Amended and Restated Master Trust Agreement(16)

      (1)(c) Amendment No. 4 to First Amended and Restated Master Trust Agreement(19)

      (1)(d) Amendment No. 5 to the First Amended and Restated Master Trust Agreement(19)

      (2)(a)     By-Laws of the Registrant(1)**

      (2)(b)     Amendment No. 1 to By-Laws effective September 30, 1992(8)**

      (2)(c)     Form of Amendment No. 2 to By-Laws(19)

      (3)        Not applicable

      (4)        Deleted

      (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc.(2)**

      (5)(c) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company(8)**

      (5)(d) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Research Balanced Fund(11)**

      (5)(e) Letter Agreement with respect to the Advisory Agreement relating to State Street Research Strategic Portfolios:
                  Conservative and State Street Research Strategic Portfolios:
                  Aggressive(13)**

      (5)(f) Form of Letter Agreement with respect to the Advisory Agreement relating to State Street Research IntelliQuant
                  Portfolios: Small-Cap Value(19)

      (6)(a) First Amended and Restated Distribution Agreement with State Street Research Investment Services, Inc.(16)

      (6)(b)     Form of Selected Dealer Agreement(15)

      (6)(c)     Form of Bank and Bank-Affiliated Broker-Dealer Agreement(13)**

      (6)(d)     Form of Revised Supplement No. 1 to Selected Dealer
                 Agreement(16)

      (6)(e) Form of Letter Agreement with respect to the Distribution Agreement relating to State Street Research IntelliQuant
                 Portfolios: Small-Cap Value(19)

      (7)        Not applicable

      (8)(a)     Custodian Contract with State Street Bank and Trust
                 Company(2)**

      (8)(b) Letter Agreement with respect to Custodian Contract relating to MetLife - State Street Research Balanced Fund(11)**

      (8)(c) Letter Agreement with respect to the Custodian Contract relating to State Street Research Strategic Portfolios:
                 Conservative and State Street Research Strategic Portfolios:
                 Aggressive(13)**

      (8)(d) Amendment to the Custodian Contract with State Street Bank and Trust Company(5)**

      (8)(e) Form of Letter Agreement with respect to the Custodian Contract relating to State Street Research IntelliQuant Portfolios:
                 Small-Cap Value(19)


      (8)(f)     Data Access Services Addendum to Custodian Agreement(22)


      (9)        Not applicable

      (10)(a)    Opinion and consent of Goodwin, Procter & Hoar LLP(12)**

      (10)(b) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to State Street Research IntelliQuant Portfolios: Small-Cap Value(19)

      (11)       Consent of PricewaterhouseCoopers LLP

      (12)       Not applicable

      (13)(a)    Purchase Agreement and Investment Letter(1)**

      (13)(b)    Purchase Agreement and Investment Letter(2)**

      (13)(c) Subscription and Investment Letter -- MetLife - State Street Research Balanced Fund(11)**

      (13)(d) Subscription and Investment Letters -- Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(13)**

      (13)(e) Form of Subscription and Investment Letter -- State Street Research IntelliQuant Portfolios: Small-Cap Value(19)

      (14)(a)    Deleted

      (14)(b)    Deleted

      (14)(c)    Deleted

      (15)(a) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1(10)**

      (15)(b) Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to MetLife State Street Research Balanced Fund(11)**

      (15)(c) Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(13)**

      (15)(d)    Form of Rule 12b-1 Plan for State Street Research IntelliQuant
                 Portfolios: Small-Cap Value(20)


      (15)(e) Form of Rule 12b-1 Plan for Class B(1) shares relating to State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive(22)


      (16)(a)    Deleted

      (16)(b)    Deleted

      (16)(c)    Deleted

      (17)(a) First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-2(16)

      (17)(b) Form of Addendum to First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3(20)

      (18)(a)    Powers of Attorney(17)

      (18)(b)    Power of Attorney for Susan M. Phillips(20)

      (19)       Certificate of Board Resolution Respecting Powers of
                 Attorney(20)


      (20)(a)    New Account Application(21)

      (20)(b)    Additional Services Application(21)

      (20)(c)    MetLife Securities, Inc. New Account Application(21)


      (27)(a) Financial Data Schedules: State Street Research Government Income Fund(22)

      (27)(b)    Financial Data Schedules: State Street Research Strategic
                 Portfolios: Aggressive, State Street Research Strategic
                 Portfolios: Moderate, State Street Research Strategic
                 Portfolios: Conservative


----------------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc. The Series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were immediately effective prior to the most recent name change accordingly refer to a prior name of a series.

** Restated in electronic format in Post-Effective Amendment No. 17 filed on December 31, 1997.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:


Footnote            Securities Act of 1933
Reference           Registration/Amendment              Date Filed
    1             Initial Registration                November 21, 1986
    2             Pre-Effective Amendment No. 1       February 13, 1987
    3             Post-Effective Amendment No. 1      August 27, 1987
    4             Post-Effective Amendment No. 2      June 3, 1988
    5             Post-Effective Amendment No. 3      February 22, 1989
    6             Post-Effective Amendment No. 4      February 28, 1990
    7             Post-Effective Amendment No. 5      February 26, 1991
    8             Post-Effective Amendment No. 7      February 26, 1993
    9             Post-Effective Amendment No. 8      April 2, 1993
   10             Post-Effective Amendment No. 9      July 8, 1993
   11             Post-Effective Amendment No. 10     February 9, 1994
   12             Post-Effective Amendment No. 11     February 18, 1994
   13             Post-Effective Amendment No. 13     November 30, 1994
   14             Post-Effective Amendment No. 14     January 31, 1995
   15             Post-Effective Amendment No. 15     December 28, 1995
   16             Post-Effective Amendment No. 16     February 27, 1997
   17             Post-Effective Amendment No. 17     December 31, 1997
   18             Post-Effective Amendment No. 18     February 27, 1998
   19             Post-Effective Amendment No. 19     August 19, 1998
   20             Post-Effective Amendment No. 20     November 17, 1998
   21             Post-Effective Amendment No. 21     November 27, 1998
   22             Post-Effective Amendment No. 22     December 29, 1998


Item 24.  Persons Controlled by or under Common Control with Registrant

      Not applicable.

                                     NOTICE

         A copy of the Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this Registration Statement and Amendment, shall not be binding upon any of the Trustees, shareholders, nominees, officers, assistant officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the series of the Registrant, as provided in the Master Trust Agreement. Each series of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other series shall be responsible for the same.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 12th day of February, 1999.


                      STATE STREET RESEARCH FINANCIAL TRUST

                             By:                  *
                                 -------------------------------------
                                 Ralph F. Verni
                                 Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:

                   * Trustee, Chairman of the Board ------------------------------------ and Chief Executive Officer
Ralph F. Verni                        (principal executive officer)

                   * Treasurer (principal financial ------------------------------------ and accounting officer)
Gerard P. Maus

                   *
------------------------------------  Trustee
Steve A. Garban

                   *
------------------------------------  Trustee
Malcolm T. Hopkins

                   *
------------------------------------  Trustee
Edward M. Lamont

                   *                  Trustee
------------------------------------
Robert A. Lawrence

                   *                  Trustee
------------------------------------
Dean O. Morton

                   *                  Trustee
------------------------------------
Susan M. Phillips

                   *
------------------------------------  Trustee
Toby Rosenblatt

                   *                  Trustee
------------------------------------
Michael S. Scott Morton

*By: /s/ Francis J. McNamara, III
     ----------------------------

         Francis J. McNamara, III,
         Attorney-in-Fact under Powers of
         Attorney incorporated by
         reference from Post-Effective
         Amendment No. 17 filed December 31, 1997, and under a Power of Attorney incorporated by reference from
         Post-Effective Amendment No. 20,
         filed November 17, 1998.

                                              1933 Act Registration No. 33-10327
                                                      1940 Act File No. 811-4911
================================================================================

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         --------------------

                               FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]

                      Pre-Effective Amendment No. ____                     [ ]


                     Post-Effective Amendment No. 23                       [X]


                                and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]


                           Amendment No. 24                                [X]


                         --------------------

                      STATE STREET RESEARCH FINANCIAL TRUST
    (Exact Name of Registrant as Specified in Declaration of Trust)

                         --------------------

                               EXHIBITS

                           INDEX TO EXHIBITS


(11)        Consent

(27)(b)     Financial Data Schedules
            State Street Research Strategic Portfolios: Conservative -- Class S State Street Research Strategic Portfolios: Moderate -- Class S State Street Research Strategic Portfolios: Aggressive -- Class S